UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2025

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	PTIX	Nasdaq
Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2025, the Board of Directors (the “Board”) of Protagenic Therapeutics, Inc. (the “Company”) voted unanimously to appoint Timothy R. Wright as a member of the Board, effective immediately and to serve as a Class II director, with a term to expire at the Company’s 2026 annual meeting of shareholders. The Board has determined that Mr. Wright is an “independent director” as defined in the Nasdaq Listing Rules. With the addition of Mr. Wright, the Board now has three independent directors.

Timothy R. Wright is the Executive Chairman of Isosceles, a position that he has held since April of 2019. Mr. Wright also serves as the President and CEO of BIORG, INC since November of 2023. Prior to these positions Mr. Wright was the CEO of MiMedX a regenerative medicine company. Mr. Wright also currently serves on the board of directors of Agenus Inc., which he has served on since 2006. In addition, Mr. Wright is the founder and previous Chairman of The Ohio State University Comprehensive Cancer Center Drug Development Institute .. He also serves on the Advisory boards of Washington University Medical School and North Carolina Veterinary School Mr. Wright previously held several executive roles at Covidien (now Medtronic), Teva Pharmaceuticals Industries Ltd., DuPont Merck, Elan Bio-Pharmaceuticals, M2Gen Corp.

For his services as a director, Mr. Wright will participate in the Company’s standard compensation arrangements for non-employee directors, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2025.

There are no arrangements or understandings between Mr. Wright and any other person pursuant to which Mr. Wright was selected as a director of the Company. Mr. Wright has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: July 24, 2025	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer

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